UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

July 7, 2017

Date of report (date of earliest event reported)

Surgery Partners, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37576	47-3620923
(State or other jurisdictions of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Nos.)

40 Burton Hills Boulevard, Suite 500
Nashville, Tennessee 37215

(Address of principal executive offices) (Zip Code)

(615) 234-5900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously announced, Surgery Partners, Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger, dated May 9, 2017 (the “Original Agreement”) by and among the Company, SP Merger Sub, Inc., a wholly owned subsidiary of the Company (“Merger Sub”), NSH Holdco, Inc., a Delaware corporation (“NSH”), and IPC / NSH, L.P., solely in its capacity as sellers’ representative, pursuant to which, among other things, Merger Sub will merge with and into NSH (the “Merger”). Pursuant to the Original Agreement, the Company agreed to acquire NSH for a $760 million enterprise value, subject to certain adjustments as specified in the Original Agreement.

On July 7, 2017, the parties thereto entered into a Letter Amendment to Merger Agreement (the “Merger Agreement Amendment,” and the Original Agreement as amended thereby, the “Merger Agreement”), in order to modify certain of the adjustments to enterprise value contained in the Original Agreement. Under the Merger Agreement Amendment, the parties agreed that, among other things, (i) cash spent by NSH after signing of the Original Agreement on certain professional services expenses and capital expenditures that have been or are approved by the Company (and for capital expenditures, currently capped at a maximum spend of $10 million) shall be included as a positive number in the adjustment to enterprise value for cash of NSH and accordingly treated as if it had not been spent for purposes of that adjustment, (ii) current assets and current liabilities, if any, related to such professional services expenses and capital expenditures shall be excluded from the calculations of current assets and current liabilities of NSH for purposes of the adjustment to enterprise value for working capital, and (iii) any amounts owed related to such professional services expenses and capital expenditures shall be excluded from the adjustment to enterprise value for indebtedness of NSH, in each case as further described in the Merger Agreement.

The foregoing summary of the Merger Agreement Amendment, the Merger Agreement and the Merger does not purport to be complete and is subject to, and qualified in its entirety by the full text of the Merger Agreement Amendment, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K and the full text of the Original Agreement, a copy of which is filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed May 11, 2017, both of which are incorporated into this Item 1.01 by reference herein.

The Merger Agreement Amendment has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company. The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Forward-Looking Statements

This report may contain “forward-looking” statements as defined by the Private Securities Litigation Reform Act of 1995 or by the U.S. Securities and Exchange Commission (the “SEC”) in its rules, regulations and releases. These statements include, but are not limited to, the Company’s expectations regarding the Merger, including statements regarding the benefits of the Merger, the anticipated timing of the Merger and the expected closing of the Merger, and the performance of its business and the other non-historical statements. These statements can be identified by the use of words such as “believes,” “anticipates,” “expects,” “intends,” “plans,” “continues,” “estimates,” “predicts,” “projects,” “forecasts,” and similar expressions. All forward looking statements are based on management’s current expectations and beliefs only as of the date of this report and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those discussed in, or implied by, the forward-looking statements, including but not limited to, the risk that the parties are unable to obtain required regulatory approvals, the risk that the parties are unable to satisfy other conditions to the consummation of the Merger, the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement , the risk that the Merger may involve unexpected costs, liabilities or delays, and such other the risks identified and discussed from time to time in the Company’s reports filed with the SEC, including the Company’s most recent Annual Report on Form 10-K. Readers are strongly encouraged to review carefully the full cautionary statements described in these reports. Except as required by law, the Company undertakes no obligation to revise or update publicly any forward-looking statements to reflect events or circumstances after the date of this report, or to reflect the occurrence of unanticipated events or circumstances.

Item 9.01                   Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

2.1	Letter Amendment to Merger Agreement, by and among Surgery Partners, Inc., SP Merger Sub, Inc., NSH Holdco, Inc. and IPC / NSH, L.P., dated as of July 7, 2017.*

2.2

Agreement and Plan of Merger by and among Surgery Partners, Inc., SP Merger Sub, Inc., NSH Holdco, Inc. and IPC / NSH, L.P., dated as of May 9, 2017 (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed May 11, 2017).*

*Schedules and/or Exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedule to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Surgery Partners, Inc.

	By:	/s/ Michael T. Doyle
Michael T. Doyle
Chief Executive Officer

Date: July 11, 2017

[Signature Page]

EXHIBIT INDEX

Exhibit No.	Description

2.1	Letter Amendment to Merger Agreement, by and among Surgery Partners, Inc., SP Merger Sub, Inc., NSH Holdco, Inc. and IPC / NSH, L.P., dated as of July 7, 2017.*

2.2

Agreement and Plan of Merger by and among Surgery Partners, Inc., SP Merger Sub, Inc., NSH Holdco, Inc. and IPC / NSH, L.P., dated as of May 9, 2017 (incorporated herein by reference to Exhibit 2.1 to the Company’s Current Report on Form 8-K filed May 11, 2017).*

*Schedules and/or Exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedule to the SEC upon request.